TAXES ON INCOME	6 Months Ended
Jun. 30, 2026
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 8:  TAXES ON INCOME

For interim periods, the Company determines its income tax provision based on the estimated annual effective tax rate, adjusted for discrete items, as applicable. The difference between the theoretical tax benefit based on the statutory tax rate and the income tax expense recognized for the six months ended June 30, 2026 and 2025. primarily resulted from changes in the valuation allowance on tax losses and other deferred tax assets, differences resulting from the use of NIS as the measurement basis for Israeli tax purposes compared to the U.S. dollar functional currency used for financial reporting, and nontaxable or nondeductible items, including share-based payment awards.

The Company recognizes and measures uncertain tax positions in accordance with ASC 740 and recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense.